ADVANCED SERIES TRUST

AST New Discovery Asset Allocation Portfolio

Supplement dated September 2, 2015 to the

Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (AST, and the series thereof, the Portfolios) Prospectus and Statement of Additional Information (SAI) and the currently effective Summary Prospectus for the AST New Discovery Asset Allocation Portfolio (the New Discovery Portfolio), and should be retained for future reference. The New Discovery Portfolio discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the AST Prospectus.

Effective immediately, James P. Schier of Security Investors, LLC (SI), also known as Guggenheim Investments, will replace Mark A. Mitchell and become the portfolio manager responsible for the day-to-day management of the portion of the New Discovery Portfolio subadvised by SI.

To reflect this change, the Summary Prospectus, Prospectus and SAI are hereby revised as follows:

        I.            The following table hereby replaces the portion of the table relating to SI in the section of the AST Prospectus entitled “Summary: AST New Discovery Asset Allocation Portfolio-Management of the Portfolio” and in the section of the Summary Prospectus for the New Discovery Portfolio entitled “Management of the Portfolio”:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Security Investors, LLC	James P. Schier, CFA	Managing Director and Portfolio Manager	August 2015
AST Investment Services, Inc.

II.	The following hereby replaces the section of the AST Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST New Discovery Asset Allocation Portfolio – Security Investors, LLC”:

James P. Schier, CFA, Managing Director, Portfolio Manager. Mr. Schier is a portfolio manager at Guggenheim Investments. He joined predecessor firm, Security Global Investors, in 1995 as a senior equity research analyst and has been managing the firm’s Mid Cap Value strategy since 1997. He is also responsible for managing Guggenheim Investments’ Small Cap Value strategy as well as co-managing the firm’s All Cap Value strategy. Mr. Schier has more than 25 years of experience in the financial services industry. Prior to joining the firm, he was a portfolio manager with Mitchell Capital Management and a portfolio manager and vice president with Fourth Financial. Mr. Schier began his career as a research analyst at Stifel Financial and Mercantile Trust, focusing on the retailing and financial services industries. He holds a BBA with a concentration in accounting from the University of Notre Dame and an MBA from Washington University. Due to his breadth of industry knowledge, Mr. Schier has been widely quoted in the media, including The Wall Street Journal, Bloomberg, Investor’s Business Daily, and Barron’s, which described him as “The Prairieland Prophet.” He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

III.	III. The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by deleting in its entirety the information regarding Mark A. Mitchell and adding the following information pertaining to SI with respect to the New Discovery Portfolio:

Subadviser	Portfolio Managers	Registered Investment Companies ($000)	Other Pooled Investment Vehicles	Other Accounts ($000)	Ownership of Fund Securities
Security Investors, LLC	James P. Schier, CFA	8/$1,959,755	0/$0	10/$324,804	None

*Information is as of July 31, 2015.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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